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                                                                Exhibit 10.42

                                 FIRST AMENDMENT
                                       TO
                              CKE RESTAURANTS, INC.
                                CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 30, 1996

                  This FIRST AMENDMENT (this "Amendment") is among CKE RESTAURANTS, INC., a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                             PRELIMINARY STATEMENTS:

                  1. The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of August 1, 1996 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                  2. The Borrower has requested that the Agent and the Lenders
(i) consent to a specified Designated Investment and a specified Permitted Acquisition which, when combined, are in excess of amounts currently permitted under the Credit Agreement, and (ii) amend the Credit Agreement to permit the consummation of Permitted Acquisition Financing with respect to such Permitted Acquisition after the consummation of such Permitted Acquisition.

                  3. The Agent and the Lenders are willing to grant the request of the Borrower on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective concurrently with the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The definitions of the terms "Designated Investment" and "Permitted Acquisition Financing" contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           "`DESIGNATED INVESTMENT' means any Investment by the Borrower or any of its Subsidiaries made after the date hereof in a Person which is not a Subsidiary of the Borrower and which is engaged, at the time of such Investment, primarily in the business that the Borrower is engaged in on the date hereof.

                           `PERMITTED ACQUISITION FINANCING' means financing for, or the refinancing of, a portion of the purchase price of the CBI Acquisition consisting of either (a) Debt incurred by CBI or CBI Acquisition Subsidiary, which Debt may be incurred in connection with such Permitted Acquisition, or (b) a sale-leaseback transaction involving the sale for cash and for fair market value of assets of CBI and its Subsidiaries (and not any other assets of the Borrower and its Subsidiaries) with a fair market value not in excess of $22,000,000 and the lease of such assets by such Person for lease payments not exceeding $3,500,000 in any period of 12 consecutive months; provided, however, that (i) the Obligations in respect of the Permitted Acquisition Financing may not be guaranteed or otherwise supported by the Borrower or any of its Subsidiaries (other than the obligor in respect of such Permitted Acquisition Financing) unless such guarantee or other support obligation is subordinated to the
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         prior payment in full in cash of the Advances on, and is otherwise subject to, terms and provisions acceptable to the Agent and the Required Lenders, (ii) the Obligations in respect of the Permitted Acquisition Financing must be incurred, if at all, on or prior to December 31, 1996, and (iii) there may not be more than one Permitted Acquisition Financing during the term of this Agreement."

                  (b) Section 1.01 of the Credit Agreement is hereby further amended by adding thereto the following defined terms in the appropriate alphabetical order:

                           "`FIRST AMENDMENT' means the First Amendment to this Agreement, dated as of September 30, 1996.

                           `CBI' means Casa Bonita Incorporated, a Texas corporation.

                           `CBI ACQUISITION' means the Acquisition by CBI Acquisition Subsidiary of 100% of the capital stock of CBI.

                           `CBI ACQUISITION SUBSIDIARY' means a Subsidiary of the Borrower, of which the Borrower owns not less than 80% of the Voting Stock, formed for purposes of acquiring the capital stock of CBI in connection with the CBI Acquisition.

                           `CBI SHAREHOLDER/INVESTOR LOANS' means loans to CBI Acquisition Subsidiary from its shareholders and other investors in an aggregate principal amount not to exceed $22,000,000 which are subordinated to the prior payment in full in cash of the Advances on, and which are otherwise subject to, terms and provisions acceptable to the Agent and the Required Lenders.

                           `SUBORDINATED DEBT' means (i) the Debt in respect of the CBI Shareholder/Investor Loans (including any guarantee of such Debt), and (ii) Permitted Subordinated Debt."

                  (c) Section 2.05(b)(iii) of the Credit Agreement is hereby amended by (i) adding the parenthetical "(as to which the provisions of Section 2.05(b)(v) shall be applicable)" at the end of clause (A)(4) of such Section, and (ii) adding the clause "(1) the provisions of Section 2.05(b)(v) shall be applicable to any Permitted Acquisition Financing, and (2)" immediately following the words "it being understood that" appearing in clause (B) of such Section.

                  (d) Section 2.05(b) of the Credit Agreement is hereby further amended by adding thereto a new Section 2.05(b)(v) to read as follows:

                           "(V) NET CASH PROCEEDS OF PERMITTED ACQUISITION FINANCING. The Borrower shall, on the date of receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from any Permitted Acquisition Financing (other than any Permitted Acquisition Financing which is consummated prior to or concurrently with the CBI Acquisition and the Net Cash Proceeds of which reduce the purchase price payable in connection with the CBI Acquisition by an amount equal to such Net Cash Proceeds), prepay an aggregate principal amount of the Revolving B Advances (or, if no Revolving B Advances are then outstanding, the Term Advances) equal to the greater of (A) the principal amount of any CBI Shareholder/Investor Loans made by the Borrower and its Subsidiaries to CBI Acquisition Subsidiary, and (B) 100% of such Net Cash Proceeds minus the principal amount of CBI Shareholder/Investor Loans made by Persons other than the Borrower and its Subsidiaries and repaid with the proceeds of such Permitted Acquisition Financing as permitted under
         Section 6.02(k). Such prepayment shall be applied first to the outstanding Revolving B Advances until such Advances are paid in full and, thereafter, to the Term Advances and the installments


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thereof in inverse order of maturity.

                  (e) Section 6.01 of the Credit Agreement is hereby amended by adding thereto a new Section 6.01(m) to read as follows:

                           "(M) CONSUMMATION OF EQUITY OFFERING OR PERMITTED ACQUISITION FINANCING; REPAYMENT OF CBI SHAREHOLDER/INVESTOR LOANS. On or prior to December 31, 1996, (i) either (A) the Borrower shall have consummated a new public offering of its common stock resulting in Net Cash Proceeds to the Borrower of not less than $42,000,000, or (B) CBI or CBI Acquisition Subsidiary shall have consummated the Permitted Acquisition Financing resulting in proceeds to the obligor thereunder of not less than $22,000,000, and (ii) upon consummation of such equity offering or such Permitted Acquisition Financing (and only upon such consummation) CBI Acquisition Subsidiary shall repay in full the CBI Shareholder/Investor Loans (it being understood and agreed that the obligations under this Section 6.01(m) are in addition to any obligations the Borrower may have under Section 2.05 to prepay the Advances with the Net Cash Proceeds of any such equity offering or Permitted Acquisition Financing). The provisions of this Section 6.01(m) are for the benefit of the Agent and the Lenders only (and may be waived by the Agent and the Required Lenders) and shall not, under any circumstances, be construed as conferring any rights in favor of any holder of CBI Shareholder/Investor Loans and no such holder of CBI Shareholder/Investor Loans shall be a third party beneficiary of the provisions of this Section 6.01(m)."

                  (f) Section 6.02(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                    "(vii) Liens securing Permitted Acquisition
                  Financing so long as such Liens extend only to the assets of CBI and its Subsidiaries (and, in the case of a sale-leaseback transaction, only to the assets the subject of such sale-leaseback) and do not extend to the capital stock of any of the Borrower's Subsidiaries; and "

                  (g) Clause (3) of Section 6.02(b)(iii)(D) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(3) Debt of CBI or CBI Acquisition Subsidiary in respect of
                  (I) the CBI Shareholder/Investor Loans, and (II) the Permitted Acquisition Financing, in an aggregate principal amount for all Debt described in this clause (3) not to exceed $22,000,000,"

                 (h) Section 6.02(b)(iii) of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause
(E) of such Section, (ii) deleting the period appearing at the end of clause
(F) of such Section and replacing it with a comma and (iii) adding thereto new Sections 6.02(b)(iii)(G), (H) and (I) to read as follows:

                           "(G) unsecured Debt of the Borrower or any of its Subsidiaries owing to former franchisees and representing the deferred purchase price (or a deferred portion of such purchase price) payable by the Borrower or such Subsidiary to such former franchisee in connection with the purchase by the Borrower or such Subsidiary of one or more retail outlets from such former franchisee in an aggregate principal amount for all such Debt not to exceed $3,000,000 at any one time outstanding,

                           (H) unsecured Debt of the Borrower or any of its Subsidiaries consisting of guarantees of not more than 20% of the principal amount of Debt of a franchisee incurred to finance a remodeling, construction or purchase of a retail unit of such franchisee, and

                           (I) unsecured Debt of the Borrower consisting of the guarantee of not


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         more than $5,000,000 in principal amount of the CBI
         Shareholder/Investor Loans so long as such guarantee is subordinated to the prior payment in full in cash of the Advances on, and is otherwise subject to, terms and provisions acceptable to the Agent and the Required Lenders."

                  (i) Section 6.02(e) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) of such Section, (ii) deleting clause (iv) of such Section in its entirety, and (iii) adding thereto new clauses (iv) and (v) to read as follows:

                  "(iv) if the Permitted Acquisition Financing is a sale-leaseback transaction, the sale by CBI and its Subsidiaries of the assets of CBI and its Subsidiaries (and not of the Borrower or any of the Borrower's other Subsidiaries) which are the subject of such sale-leaseback transaction for cash and for fair market value; provided that the Borrower shall, on the date of such sale, prepay the Advances pursuant to, and in the amount and order of priority set forth in,
         Section 2.05(b)(v); and

                  (v) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the preceding clauses (ii), (iii) and (iv)."

                  (j) Section 6.02(f)(i) of the Credit Agreement is hereby amended by (i) deleting the words "wholly-owned" appearing in the second line thereof, and (ii) deleting the phrase "in an aggregate amount invested from the date hereof not to exceed $5,000,000" and replacing it with the words "which are Loan Parties".

                  (k) Section 6.02(f)(iii) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (B) of such Section and (ii) adding a new clause (D) to such Section to read as follows:

         ", and (D) Investments consisting of guarantees permitted under
Section 6.02(b)(iii)(H)"

                  (l) Section 6.02(f)(iv) of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing in clause (B)(II) of such Section and inserting in lieu thereof the words "and consideration paid or refinanced with the proceeds of the" and (ii) adding a new clause (B)(III) to read as follows:

         "and (III) in the case of a Permitted Acquisition by a Subsidiary of the Borrower which is not a wholly-owned Subsidiary of the Borrower, the consideration paid by such Subsidiary with the proceeds of equity contributions to such Subsidiary by Persons other than the Borrower and its Subsidiaries"

                  (m) Section 6.02(f)(v)(G) of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing in clause (II) of such Section and inserting in lieu thereof the words "and consideration paid or refinanced with the proceeds of the" and (ii) adding thereto a new clause (III) to read as follows:

         "and (III) in the case of a Permitted Acquisition by a Subsidiary of the Borrower which is not a wholly-owned Subsidiary of the Borrower, the consideration paid by such Subsidiary with the proceeds of equity contributions to such Subsidiary by Persons other than the Borrower and its Subsidiaries"

                  (n) Section 6.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(G) DIVIDENDS, ETC. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or


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options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or permit any of its Subsidiaries to declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of such Subsidiaries' capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that:

                           (i) so long as no Default shall have occurred and be
                  continuing, the Borrower and its Subsidiaries may declare and deliver dividends and distributions payable only in common stock of the Borrower or such Subsidiary, as the case may be;

                           (ii) so long as no Default shall have occurred and be
                  continuing, the Borrower may declare and pay cash dividends to its stockholders and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock for cash if after giving effect thereto the aggregate amount of such dividends, purchases, redemptions, retirements and acquisitions paid or made after the date hereof would be less than the sum of $5,000,000 plus 50% of Consolidated Net Income of the Borrower for the fiscal year immediately preceding the year in which such dividend, purchase, redemption, retirement or acquisition is paid or made;

                           (iii) any wholly-owned Subsidiary of the Borrower may
                  declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of such Subsidiary's capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholder as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholder as such; and

                           (iv) so long as no Default has occurred and is
                  continuing, any Subsidiary of the Borrower that is not a wholly-owned Subsidiary of the Borrower may declare and pay cash dividends to the extent, and only to the extent, of any cumulative positive net income (after deducting any negative net income) of such Subsidiary arising after the date such Subsidiary became a Subsidiary of the Borrower so long as such dividends are payable to all of its equity holders on a ratable basis."

                  (o) Section 6.02(k) of the Credit Agreement is hereby amended by deleting the phrase "and (ii)" appearing in the fourth line of such Section and replacing it with the following:

                  ", (ii) CBI or CBI Acquisition Subsidiary may repay outstanding CBI Shareholder/Investor Loans as required by
                  Section 6.01(m) and, with respect to the promissory note issued by CBI Acquisition Subsidiary to Giant Group, Ltd., as may be required by Section 2 of such promissory note on or after November 30, 1996, and (iii)"

                  (p) Section 7.01(c) of the Credit Agreement is hereby amended by deleting the phrase "Section 6.01(e) or (f)," appearing in the second line of such Section and replacing it with the phrase "Section 6.01(e), (f) or (m),".

                  (q) Section 9.01 of the Credit Agreement is hereby amended by deleting the phrase "Sections 2.05(b)(ii) and (iii)" appearing in the fifteenth and sixteenth lines thereof and replacing it with the phrase "Sections 2.05(b)(ii), (iii) and (v)".


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                  SECTION 2. CONSENTS. Effective concurrently with the
satisfaction of the conditions precedent set forth in Section 3 hereof and notwithstanding the provisions of Sections 6.02(f)(iv) and 6.02(f)(v)(G) of the Credit Agreement, the Lenders hereby consent to:

                  (a) the consummation of the CBI Acquisition for an aggregate purchase price payable by the Borrower and its Subsidiaries (after deducting from such purchase price the equity contributions of, and CBI Shareholder/Investor Loans made by, Persons other than the Borrower and its Subsidiaries) not to exceed $25,000,000 (subject to adjustment as set forth in Section 2(c) the Stock Purchase Agreement dated August 27, 1996 between the Borrower and Casa Bonita Holdings, Inc. relating to the CBI Acquisition) but only if (i) such acquisition otherwise constitutes a Permitted Acquisition under, and is otherwise consummated in accordance with the terms of, the Credit Agreement (it being understood that upon such consummation such acquisition shall constitute a Permitted Acquisition under the Credit Agreement), (ii) the aggregate equity contribution by the Borrower and its Subsidiaries in connection with such acquisition does not exceed $16,000,000 and the Borrower and its Subsidiaries receive in exchange therefor not less than 80% of the Voting Stock of CBI Acquisition Subsidiary, and (iii) the financing for such acquisition is substantially as set forth in Step 1 of the CBI Acquisition Financing Flow Worksheet provided to the Agent with the Borrower's cover letter dated September 20, 1996 (and the Agent and each Lender, by its execution hereof, acknowledges that the terms and provisions (including those relating to subordination) of the CBI Shareholder/Investor Loans and of the guarantee of the Borrower relating thereto as set forth in the draft Stock Purchase and Loan Agreement among CBI Restaurants, Inc., the Borrower and Fidelity National Financial, Inc. and in the promissory note to be issued by CBI Restaurants, Inc. in favor of Giant Group, Ltd. and the guaranty of the Borrower relating to such promissory note, in each case as provided to the Lenders prior to the execution hereof, are acceptable to the Agent or such Lender, as the case may be); and

                  (b) the consummation of the purchase of common stock of Rally's Hamburger's, Inc. in connection with its rights offering as contemplated prior to the date of the First Amendment for an aggregate purchase price not to exceed $2,500,000 (it being understood that upon such consummation such purchase shall constitute a Designated Investment under the Credit Agreement).

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when:

                  (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders; and

                  (b) the Agent has received counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors (such Guarantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties").

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

                  (a) AUTHORITY. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a part have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of


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such Loan Party are necessary to consummate such transactions.

                  (b) ENFORCEABILITY. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

                  (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) NO DEFAULT. No event has occurred and is continuing that constitutes a Default.

                  SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                  SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages Follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          CKE RESTAURANTS, INC.

                                          By:__________________________________
                                                Title:

                                          NATIONSBANK OF TEXAS, N.A.,

                                                as Agent

                                          By:__________________________________
                                                Title:

                                          LENDERS:

                                          NATIONSBANK OF TEXAS, N.A.

                                          By:__________________________________
                                                Title:

                                          BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION

                                          By:__________________________________
                                                Title:

                                          MELLON BANK, N.A.

                                          By:__________________________________
                                                Title:

                                            SUMITOMO BANK OF CALIFORNIA,
 N.A.

                                            By:________________________________
                                                  Title:

                                            U. S. NATIONAL BANK OF OREGON

                                            By:________________________________
                                                  Title:

                                            WELLS FARGO BANK, N.A.

                                            By:________________________________
                                                  Title:

                                     CONSENT

                         DATED AS OF SEPTEMBER 30, 1996

                The undersigned, as Guarantors under the Guaranty (as such terms are defined in and under the Credit Agreement referred to in the foregoing First Amendment), each hereby consents and agrees to the said First Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said First Amendment, each reference in the Guaranty to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the said First Amendment.

                                           CARL KARCHER ENTERPRISES, INC.

                                           By:__________________________________
                                                  Title:

                                           SUMMIT FAMILY RESTAURANTS INC.

                                           By:__________________________________
                                                  Title:

                                           HTB RESTAURANTS, INC.

                                           By:__________________________________
                                                  Title:

                                           BOSTON PACIFIC, INC.

                                           By:__________________________________
                                                  Title: